UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
March 5, 2024
Date of Report (date of earliest event reported)

Cutera, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	000-50644	77-0492262
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
3240 Bayshore Blvd.
Brisbane, California 94005
(Address of principal executive offices)
(415) 657-5500
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($0.001 par value)	CUTR	The NASDAQ Stock Market, LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Item 2.02.    Results of Operations and Financial Condition.

In the Form 12b-25 report filed with the Securities and Exchange Commission (the “SEC”) on November 13, 2023, Cutera, Inc. (the “Company”) reported it was unable, without unreasonable effort and expense, to file its Quarterly Report on Form 10-Q (the “Form 10-Q”) for the third quarter ended September 30, 2023 by the November 9, 2023 filing deadline.

The Company’s management performed a physical inventory count and identified material errors in the Company’s accounting for physical inventory and deficiencies in the related internal controls (collectively, the “Inventory Issues”), which the Company believed impacted (i) the Company’s previously issued condensed consolidated financial statements as of and for the three months ended March 31, 2023 (the “Q1 Financial Statements”) and (ii) the Company’s previously issued condensed consolidated financial statements as of and for the three and six months ended June 30, 2023 (the “Q2 Financial Statements” and, together with the Q1 Financial Statements, the “Prior Financial Statements”).

In the Form 8-K report filed with the SEC on December 21, 2023, the Company announced its intention to restate the financial statements in each Quarterly Report on Form 10-Q for the period ended March 31, 2023 and June 30, 2023, filed with the SEC on May 10, 2023 and August 9, 2023, respectively.

Upon evaluation of the Inventory Issues, the Company has restated the Q1 Financial Statements and Q2 Financial Statements. The amended Form 10-Q reports for the three months ended March 31, 2023 and for the three and six months ended June 30, 2023 are being filed concurrently with the Form 10-Q for the three and nine months ended September 30, 2023. The Q1 and Q2 Non-GAAP financial measures included in the Form 8-K reports filed with the SEC on May 9, 2023 and August 8, 2023, respectively, are being separately updated in Form 8-K/A reports that are being filed concurrently with this report.

The Company is attaching its updated financial results for the quarter ended September 30, 2023 hereto as Exhibit 99.1, which are incorporated herein by reference. The Company intends to file the Form 10-Q for the three and nine months ended September 30, 2023 concurrently with the amended Form 10-Q reports and Form 8-K/A reports described above.

The information provided pursuant to this Item 2.02 and Exhibit 99.1 is to be considered “furnished” pursuant to Item 2.02 of Form 8-K and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended, nor shall it be deemed incorporated by reference into any of Cutera’s reports or filings with the Securities and Exchange Commission, whether made before or after the date hereof, except as expressly set forth by specific reference in such report or filing.

Except for the historical information contained in this report, the statements made by Cutera are forward-looking statements that involve risks and uncertainties. All such statements are subject to the safe harbor created by the Private Securities Litigation Reform Act of 1995. Cutera’s future financial performance could differ significantly from the expectations of management and from results expressed or implied in the press release. Please refer to the text portion of the press release for further discussion about forward-looking statements. For further information on risk factors, please refer to “Risk Factors” contained in Cutera’s most recently filed Form 10-K and its subsequent filings with the Securities and Exchange Commission. Cutera disclaims any obligation or duty to update or modify these forward-looking statements.
Item 8.01.    Other Events.

In the press release issued on November 16, 2023, the Company announced it received a notice (the “Notice”) from the Listing Qualifications Department of The Nasdaq Stock Market LLC (“Nasdaq”) on November 15, 2023 indicating that the Company is not currently in compliance with Nasdaq’s Listing Rules (the “Listing Rules”) due to the Company’s inability to timely file its Form 10-Q for the period ended September 30, 2023 with the SEC. Pursuant to Listing Rule 5250(c)(1), the Company was required to file the Form 10-Q by November 9, 2023 (the “Due Date”). The Company submitted a plan to Nasdaq to regain compliance with the Listing Rules and was granted an exception to retain compliance by filing the Form 10-Q by March 8, 2024.
Item 9.01.    Financial Statements and Exhibits.
(d)Exhibits.

Exhibit No.	Description
99.1	Q3 2023 Financial Measures of Cutera, Inc. dated as of March 5, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CUTERA, INC.

Date: March 5, 2024	/s/ Stuart Drummond
Stuart Drummond
Interim Chief Financial Officer